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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2005

                          SCHERING-PLOUGH CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           New Jersey                          1-6571                      22-1918501
(State or Other Jurisdiction of        (Commission File Number)          (IRS Employer
  Incorporation)                                                       Identification Number)


                            2000 Galloping Hill Road
                              Kenilworth, NJ 07033
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (908) 298-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Schering-Plough Corporation from time to time issues Frequently Asked Questions and Answers (FAQs) that are believed to be of interest to investors. The most recent FAQs, dated June 14, 2005, are furnished as Exhibit 99.1 to this 8-K and are posted on the Schering-Plough Website at www.schering-plough.com under "investor relations/investor publications."

Schering-Plough undertakes no obligation to update the FAQs and readers should note the date of information when referring to the FAQs or other historical information available on the website.


Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished with this 8-K:

99.1 June 14, 2005, Investor Frequently Asked Questions and Answers


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Schering-Plough Corporation


By:  /s/ Douglas J. Gingerella
  ----------------------------
Douglas J. Gingerella
Vice President and Controller

Date:  June 14, 2005
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Exhibit Index


The following exhibits are furnished with this 8-K:

99.1 June 14, 2005, Investor Frequently Asked Questions and Answers